 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   April 24, 2013

Commission File Number:                                        1-5273-1

Sterling Bancorp
(Exact name of Registrant as specified in its charter)

New York	13-2565216
(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

(212) 757-3300
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

TABLE OF CONTENTS

ITEMS 7.01

REGULATION FD DISCLOSURE

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

PRESS RELEASE

ITEM 7.01

REGULATION FD DISCLOSURE

On April 24, 2013, the Company issued a press release announcing a conference call to be held on April 26, 2013 at 10:00 am to discuss its financial results for the first quarter ended March 31, 2013. The press release is included as Exhibit 99.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Press release dated April 24, 2013 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:            April 25, 2013

 BY:                  /s/ JOHN W. TIETJEN

JOHN W. TIETJEN

Executive Vice President

and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number

99.1                     Press Release dated April 24, 2013